CALVERT GLOBAL REAL ESTATE FUND

Supplement to Summary Prospectus and Prospectus dated May 1, 2023

The following changes are effective December 11, 2023.

1.The following replaces the Annual Fund Operating Expenses table under “Fees and Expenses of the Fund” in the Summary Prospectus and under “Fees and Expenses of the Fund” under “Fund Summary” in the Prospectus:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	3.96%	3.96%	3.96%	3.96%
Total Annual Fund Operating Expenses	5.03%	5.78%	4.78%	4.78%
Less Expense Reimbursement and Fee Reduction(1)	(3.93)%	(3.93)%	(3.93)%	(3.93)%
Net Annual Fund Operating Expenses	1.10%	1.85%	0.85%	0.85%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares and 0.85% for Class R6 shares.  This expense reimbursement will continue through April 30, 2025.  Any amendment to or termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

2.The following replaces the Example table under “Fees and Expenses of the Fund” in the Summary Prospectus and under “Fees and Expenses of the Fund” under “Fund Summary” in the Prospectus:

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$631	$1,621	$2,611	$5,082	$631	$1,621	$2,611	$5,082
Class C shares	$288	$1,371	$2,536	$5,231	$188	$1,371	$2,536	$5,231
Class I shares	$87	$1,085	$2,087	$4,612	$87	$1,085	$2,087	$4,612
Class R6 shares	$87	$1,085	$2,087	$4,612	$87	$1,085	$2,087	$4,612

3.The following replaces the fourth paragraph under “Management and Organization” in the Prospectus:

Under its investment advisory agreement, CRM receives a monthly advisory fee equal to 0.70% annually of the Fund’s average daily net assets. Prior to December 11, 2023, CRM received a monthly advisory fee equal to 0.75% annually of the Fund’s average daily net assets. For the fiscal year ended December 31, 2022, the effective annual rate of advisory fee paid to CRM was 0.75% of average daily net assets.

December 7, 2023	43164 12.7.23